DEBT	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
DEBT	DEBT

		As of December 31, 2023	As of December 31, 2022
(In thousands)	Maturity Date	(Successor)
2022 Term Loan	July 2026	$161,875	$170,652
Note Payable	May 2024	968	—
2022 Revolving Credit Facility	July 2026	—	14,117
Unamortized debt issuance costs		(3,050)	(5,445)
Net carrying amount		$159,793	$179,324
Less: Current portion of long-term debt		(8,529)	(20,095)
Total long-term portion		$151,264	$159,229
Note Payable — Directors and Officers (“D&O”) Insurance
In August 2023, the Company entered into an agreement with a financing company for $2.4 million to finance its D&O insurance policy. The terms of the agreement stipulate equal monthly payments of principal and interest payments of $0.2 million over a ten-month period, ending in May 2024. Interest accrues on this loan at an annual rate of 8.2%.
Successor 2022 Credit Agreement
In June 2022, the Borrower, a wholly-owned subsidiary of the Company, together with Waldencast Partners LP and certain of its subsidiaries as guarantors, entered into the 2022 Credit Agreement with the Lenders and JPMorgan, as administrative agent for the Lenders. The 2022 Credit Agreement provides the Company with access to a term loan of $175.0 million (the “2022 Term Loan”) and a revolving credit capacity with a current borrowing capacity of up to $45.0 million (the “2022 Revolving Credit Facility”), of which up to $7.5 million may be available, at Borrower’s option, to be drawn in form of letters of credit (“2022 Letter of Credit”). The 2022 Credit Agreement is secured by the assets of the Company. The 2022 Credit Agreement restricts the Company’s ability to make certain distributions or dividends, subject to a number of enumerated exceptions.
The 2022 Credit Agreement matures on July 27, 2026, four years following the funding date. The Company may elect to borrow either alternate base rate borrowings or term benchmark borrowings. Each draw that is an alternate base rate borrowing bears interest at an Alternate Base Rate (as defined in the 2022 Credit Agreement) plus the applicable rate of 2.5% per annum. Each draw that is a term benchmark borrowing bears interest at the Term SOFR Rate (as defined in the 2022 Credit Agreement), which resets periodically, plus 0.1% and the applicable rate of 3.5% per annum. As of December 31, 2023 (Successor Period), borrowings under the 2022 Credit Agreement consisted entirely of term benchmark borrowings at a borrowing rate of 7.9%. The carrying amount of debt approximates fair value due to the adjusting interest rates of the term loan, which approximate current market rates.
In connection with the issuance of the 2022 Credit Agreement, the Company incurred $6.3 million of debt issuance costs. As of December 31, 2023 (Successor Period), the Company had unpaid principal of $161.9 million and zero on the 2022 Term Loan and the 2022 Revolving Credit Facility, respectively. The 2022 Term Loan and the 2022 Revolving Credit Facility had total unamortized debt issuance costs of $3.1 million as of December 31, 2023 (Successor Period). As of December 31, 2023 (Successor Period), the weighted average interest rate was 8.6% for the 2022 Term Loan and 8.7% for the 2022 Revolving Credit Facility. The current portion of the 2022 Term Loan and the 2022 Revolving Credit Facility was $8.8 million and zero million, respectively. The current portion of the unamortized debt issuance costs on the 2022 Term Loan and the 2022 Revolving Credit Facility was $1.2 million and $0.9 million, respectively. The accrued interest was $1.4 million as of December 31, 2023 (Successor Period). Unamortized debt issuance costs on the 2022 Letter of Credit is $0.1 million, which is recorded in other current assets in the consolidated balance sheets.
Scheduled maturities under the Company’s 2022 Credit Agreement as of December 31, 2023 (Successor Period) are as follows:
(In thousands)

Year Ending December 31,
2024	$9,718
2025	15,313
2026	137,812
2027	—
2028	—
Total unpaid principal	$162,843
Waiver and Consent and Amendment to the 2022 Credit Agreement

In May 2023, the Borrower entered into a waiver and consent agreement with JPMorgan and the required Lenders to, among other things, waive certain defaults or events of default that had or would have resulted from the failure to deliver certain financial information and related reports. In June 2023, the Borrower entered into a subsequent waiver and consent agreement with JPMorgan and the required Lenders, pursuant to which they agreed to, among other things, (a) continue to waive certain defaults or events of default that had or would have resulted from the failure to deliver certain financial information and (b) suspend the testing of certain financial covenants in the 2022 Credit Agreement.

In August 2023, the Borrower entered into a subsequent waiver and consent agreement with JPMorgan and the required Lenders, pursuant to which they agreed to, among other things, (i) waive any default or event of default that has or would result from the failure to deliver certain financial information and related reports with respect to the fiscal year of the Borrower ended December 31, 2022 (Successor Period) and the fiscal quarters of the Borrower ended March 31, 2023 and June 30, 2023, respectively and (ii) suspend the testing of certain financial covenants set forth in the 2022 Credit Agreement. Such waiver would remain in effect until September 15, 2023.

In September 2023, the Borrower and Waldencast Partners LP entered into the second amendment and waiver to the 2022 Credit Agreement (the “Second Amendment”) with JPMorgan and the required Lenders, pursuant to which they agreed to (i) waive any default or event of default that has or would result from (a) the failure to deliver certain financial information and related reports, (b) any inaccuracy or misrepresentation in certain historical financial statements previously delivered to JPMorgan and (c) certain historical breaches of the financial covenants and (ii) amend the 2022 Credit Agreement to, among other things, modify the existing financial covenant tests. The Borrower subsequently delivered all of the outstanding financial information and related reports referred to above. The Second Amendment also (i) included additional restrictions on the Borrower’s, Waldencast Partners LP's and certain of their subsidiaries’ ability to incur certain types of additional indebtedness, make certain acquisitions and investments, create certain liens, dispose of certain assets and make certain types of restricted payments, (ii) established a minimum liquidity covenant of $15.0 million, which is certified on a monthly basis, and (iii) introduced additional financial reporting obligations, in each case until the earlier of September 30, 2024 or such earlier time that the Borrower elects to test the financial covenants in the same manner as prior to giving effect to the Amendment.
On April 26, 2024, the Borrower, Waldencast Partners LP, JPMorgan and the required lenders entered into an amendment (the “Third Amendment”) to the 2022 Credit Agreement. Among other things, the Third Amendment: (i) waived certain historical breaches of the financial covenant, (ii) modified the existing financial covenants, (iii) reduced the revolving commitments of the lenders by $5 million in the aggregate to $45 million, (iv) lowered the existing minimum liquidity covenant to $10.0 million and (v) extended the Covenant Relief Period until the earlier of December 31, 2024, or such earlier time that the Borrower elects to test the financial covenants in the same manner as prior to giving effect to the Second Amendment.